Exhibit 10.1

                                 AMENDMENT NO. 1

                                     to the

                              TRANSACTION AGREEMENT

                                  by and among

                                CSX CORPORATION,

                            CSX TRANSPORTATION, INC.,

                          NORFOLK SOUTHERN CORPORATION,

                        NORFOLK SOUTHERN RAILWAY COMPANY,

                                  CONRAIL INC.,

                          CONSOLIDATED RAIL CORPORATION

                                       and

                                CRR HOLDINGS LLC


                            Dated as of June 10, 1997


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                                 AMENDMENT NO. 1

        THIS AMENDMENT NO. 1 dated as of August 22, 1998 is by and among by and among CSX CORPORATION, a Virginia corporation ("CSX"), CSX TRANSPORTATION, INC., a Virginia corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "CSXT"), NORFOLK SOUTHERN CORPORATION, a Virginia corporation ("NSC"), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "NSR"), CONRAIL INC., a Pennsylvania corporation, for itself and on behalf of its controlled Subsidiaries (collectively, "CRR"), CONSOLIDATED RAIL CORPORATION, a Pennsylvania corporation ("CRC"), and CRR HOLDINGS LLC, a Delaware limited liability company ("CRR Parent"). CSX, CSXT, NSC, NSR, CRR, CRC and CRR Parent have entered into that certain Transaction Agreement dated as of June 10, 1998 (the "Agreement"). The parties to the Agreement have determined to amend the Agreement to increase the size of the Board of Directors of CRR Parent under the Agreement as set forth herein. Accordingly, the parties agree as follows:

               SECTION 1.    Definitions.  Capitalized    terms  used  in   this
Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

               SECTION 2. Amendments of the Agreement. The Agreement is hereby amended pursuant to and in compliance with Section 11.1 as set forth below:

               (a) The text of subsection 4.2(a) is hereby deleted in its entirety and the following substituted therefor:

                      "Following the Control Date, the business and affairs of CRC shall be managed under the direction of the CRC Board consisting of eight persons divided into two classes of three directors. Four directors shall be designated by CSX (the "CSX Directors") and four directors shall be designated by NSC (the "NSC Directors")."

               SECTION 3.    Effectiveness.     This   Amendment  shall   become
effective as of August 22, 1998 (the "Amendment Date").

               SECTION 4. Integration; Confirmation. On and after the Amendment Date, each reference in the Agreement to "this Agreement," "herein," "hereunder" or words of similar import, and each reference in any Note or other document delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment, all other terms and provisions of the Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

               SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               SECTION 6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    CSX CORPORATION


                                    By:  /s/PAUL R. GOODWIN
                                         ------------------
                                         Name:  Paul R. Goodwin
                                         Title:  Executive Vice President -
                                                 Finance and Chief Financial
                                                 Officer

                                    CSX TRANSPORTATION, INC. (for itself and on behalf of its controlled Subsidiaries)


                                    By:  /s/  MICHAEL J. WARD
                                         --------------------
                                         Name:  Michael J. Ward
                                         Title:  Executive Vice President -
                                                 Finance and Chief Financial
                                                 Officer


                                    NORFOLK SOUTHERN CORPORATION


                                    By:  /s/S.C. TOBIAS
                                         --------------
                                         Name:  S. C. Tobias
                                         Title:  Vice Chairman and Chief
                                                 Operating Officer



                                    NORFOLK SOUTHERN RAILWAY COMPANY
                                    (for itself and behalf of its controlled
                                    Subsidiaries)


                                    By:  /s/S.C. TOBIAS
                                         --------------
                                         Name:  S. C. Tobias
                                         Title:  Vice President and Chief
                                                 Operating Officer


                                    CONRAIL INC. (for itself and on behalf of its controlled Subsidiaries)


                                    By:  /s/TIMOTHY O'TOOLE
                                         ------------------
                                         Name:  Timothy O'Toole
                                         Title:  President


                                    CONSOLIDATED RAIL CORPORATION


                                    By:  /s/TIMOTHY O'TOOLE
                                         ------------------
                                         Name:  Timothy O'Toole
                                         Title:  President


                                    CRR HOLDINGS LLC


                                    By:  /s/S. C. TOBIAS
                                         ---------------
                                         Name:  S. C. Tobias
                                         Title:  Vice President